UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material under §240.14a-12

PACIFIC PREMIER BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 20, 2019

PACIFIC PREMIER BANCORP, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 26, 2019
	Date: May 20, 2019	Time:	9:00 AM PDT
	Location:	Pacific Premier Bancorp. Inc Offices 17901 Von Karman Avenue Suite 1200 Irvine, California 92614

You are receiving this communication because you hold shares in the above named company.

PACIFIC PREMIER BANCORP, INC. ATTN: CORPORATE SECRATARY 17901 VON KARMAN AVEUNE SUITE 1200 IRVINE, CA 92614
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. ANNUAL REPORT 2. NOTICE & PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees
1a. John J. Carona

1b. Ayad A. Fargo

1c. Steven R. Gardner

1d. Joseph L. Garrett

1e. Jeff C. Jones

1f. M. Christian Mitchell

1g. Michael J. Morris

1h. Zareh H. Sarrafian

1i. Cora M. Tellez

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. TO APPROVE, ON A NON BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

3. TO RATIFY THE APPOINTMENT OF CROWE LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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